UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2023

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 5, 2023, the Board of Directors (the “Board”) of Ellington Financial Inc. (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to, among other things, update provisions relating to stockholder meetings to ensure compliance with federal proxy rules, including Rule 14a-19 under the Securities Exchange Act of 1934, as amended. The Amended and Restated Bylaws became effective upon adoption by the Board. The Amended and Restated Bylaws include the following amendments, among other updates:
Article I (Stockholders) has been updated to:

•Expressly provide that stockholder meetings may be held by means of remote communication;
•Clarify that any stockholder nominating individuals for election to the Board or proposing other business at a stockholder meeting must, in addition to being a record holder at the time of giving notice and the meeting, have been a stockholder of record as of the record date;
•Synchronize the notice deadlines with the federal proxy rules such that the secretary of the Company receives any stockholder proposal no earlier than the 150th day and no later than the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement;
•Reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
•Update the provisions related to the information required to be included in a stockholder’s notice of nomination of individuals for election as a director and the information required to be included in any notice of other business the stockholder proposes to bring before a meeting;
•Require a stockholder submitting a director nomination to make a written undertaking that such stockholder intends to solicit holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the director nomination;
•Update the accompanying certifications made by a stockholder submitting a notice of nomination of individuals for election as a director; and
•Reflect that the Company will disregard any proxy authority granted in favor of any proposed director nominee if the stockholder soliciting proxies in support of such proposed nominee abandons the solicitation or does not comply with Rule 14a-19 under the Securities Exchange Act of 1934.

The above description of certain provisions of the Amended and Restated Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ellington Financial Inc., effective January 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	January 5, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer